UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): November 14, 2019

NEW CONCEPT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-08187	75-2399477
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 972-407-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	GBR	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

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Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition.

On November 14, 2019, New Concept Energy, Inc. (“GBR” or the “Company”) announced its operational results for the quarter ended September 30, 2019. A copy of the announcement is attached as Exhibit “99.1.”

The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit “99.1” attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

(d)       Exhibits.

The following exhibit is furnished with this Report:

                    Exhibit No. Description

99.1*       Press release dated November 14, 2019

_________________________

* Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 15, 2019

NEW CONCEPT ENERGY, INC.

By:	/s/ Gene S. Bertcher
Gene S. Bertcher
Executive Vice President and
Chief Financial Officer

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Exhibit 99.1

NEWS RELEASE FOR IMMEDIATE RELEASE	Contact: New Concept Energy Inc. Gene Bertcher (800) 400-6407 info@newconceptenergy.com

New Concept Energy, Inc. Reports Third Quarter 2019 Results

Dallas (November 14, 2019) – New Concept Energy, Inc. (NYSE American: GBR), ( the “Company” or “NCE”) a Dallas-based oil and gas company, today reported a net loss for the three months ended September 30, 2019 of $2,320,000 or ($0.45) per share, compared to a net loss of $121,000 or ($0.02) per share for the three months ended September 30, 2018.

The Company reported a net loss of $2,335,000 for the nine months ended September 30, 2019, as compared to net loss of $429,000 for the similar period in 2018.

For the three months ended September 30, 2019, the Company recorded oil and gas revenues of $127,000 as compared to $167, 000 for the comparable period of 2018. The decrease was principally due to a decrease in the rate the Company received for the sale of its natural gas.

For the three months ended September 30, 2019, the Company recorded oil and gas operating expenses of $2,461,000 as compared to $186,000 for the comparable period of 2018. In September 2019, the Company unsuccessfully drilled a well which resulted in a dry hole. As the well did not prove up the estimated probable and possible reserves, the Company had to deem the applicable reserve estimates as impaired. In the third quarter, the Company booked an impairment expense of $2,285,000 which represents a reduction of both the estimated probable and possible reserves as well as the cost of drilling the failed well.

For the three months ended September 30, 2019, corporate general & administrative expenses were $92,000 as compared to $99,000 for the comparable periods in 2018.

Contact: New Concept Energy, Inc.

Gene Bertcher, (800) 400-6407

info@newconceptenergy.com

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NEW CONCEPT ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(amounts in thousands)

	September 30, 2019	December 31, 2018
Assets	(Unaudited)	(Audited)

Current assets
Cash and cash equivalents	$42	$361
Accounts receivable from oil and gas sales	69	72
Current portion note receivable (including $4,120 and $4,017 in 2019 and 2018 from related parties)	4,162	4,063
Other current assets	11	—
Total current assets	4,284	4,496

Oil and natural gas properties (full cost accounting method)
Proved developed and undeveloped oil and gas properties, net of depletion	799	2,517

Property and equipment, net of depreciation
Land, buildings and equipment - oil and gas operations	671	618

Note Receivable	222	251

Total assets	$5,976	$7,882

The accompanying notes are an integral part of these consolidated financial statements.

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NEW CONCEPT ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - CONTINUED
(dollars in thousands, except par value amount)

	September 30, 2019	December 31, 2018
	(Unaudited)	(Audited)
Liabilities and stockholders' equity

Current liabilities
Accounts payable - (including $59 and $37 due to related parties in 2019 and 2018)	$519	$59
Accrued expenses	29	32
Current portion of long term debt	51	59
Total current liabilities	599	150

Long-term debt
Notes payable less current portion	181	201
Asset retirement obligation	2,770	2,770
Total liabilities	3,550	3,121

Stockholders' equity
Preferred stock, Series B	1	1
Common stock, $.01 par value; authorized, 100,000,000 shares; issued and outstanding, 5,131,934 shares at March 31, 2019 and December 31, 2018	51	51
Additional paid-in capital	63,579	63,579
Accumulated deficit	(61,205)	(58,870)

Total shareholders' equity	2,426	4,761

Total liabilities & equity	$5,976	$7,882

The accompanying notes are an integral part of these consolidated financial statements.

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NEW CONCEPT ENERGY, INC AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(unaudited)
(amounts in thousands, except per share data)

	For the Three Months ended June 30,		For the Six Months ended June 30,
	2019	2018	2019	2018
Revenue
Oil and gas operations, net of royalties	$127	$167	$471	$544

Operating expenses
Oil and gas operations	176	186	410	514
Corporate general and administrative	92	99	222	183
Impariment of oil and natural gas properties	2,285	—	2,285	—
Total Operating Expenses	2,285	285	3,185	982
Operating earnings (loss)	(2,426)	(118)	(2,714)	(438)

Other income (expense)
Interest income	63	5	192	16
Interest expense	(3)	(6)	(12)	(17)
Other income (expense), net	46	(2)	199	10
Expense	106	(3)	379	9

Net income (loss) applicable to common shares	$(2,320)	$(121)	$(2,335)	$(429)

Net income (loss) per common share-basic and diluted	$(0.45)	$(0.02)	$(0.45)	$(0.08)

Weighted average common and equivalent shares outstanding - basic	5,132	2,132	5,132	2,132

The accompanying notes are an integral part of these consolidated financial statements.